Non-controlling interest	12 Months Ended
Dec. 31, 2023
Non-controlling interest
Non-controlling interest

23.  Non-controlling interest

Investment in NIO AI Technology

In March 2021, the Group established a subsdiary named NIO AI Technology by subscribing its ordinary shares with equity interests of 51% and the remaining interests held by an employee of the Group. In August 2022, the Group subscribed a certain number of Series Seed Preferred Shares issued by NIO AI Technology. Upon the completion of this transaction, the Group held 96.97% equity interests in NIO AI Technology and continued to control NIO AI Technology. The Group accounted for the change of equity interests in NIO AI as an equity transaction by adjusting the carrying value of the non-controlling interests and the Group’s additional paid-in capital with an amount of RMB184,085.